Notes Payable	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Debt

6. Credit Facility

Effective as of April 30, 2014, the Company entered into a loan and security agreement (the “Credit Facility”) in an aggregate principal amount of up to $10.0 million with Oxford Finance LLC (“Oxford”) for working capital and general business purposes. The first term loan under the Credit Facility was funded on April 30, 2014 in a principal amount of $5.0 million. A second term loan of up to a principal amount of $5.0 million will be funded at the Company’s request prior to December 31, 2015, subject to the achievement of product and services revenues of at least $9.0 million for the trailing six month period by November 30, 2015. In connection with the first term loan under the Credit Facility, a facility fee of $50,000 was charged and an additional $50,000 facility fee will be due upon execution of the second term loan under the Credit Facility. The Credit Facility is secured by substantially all of the Company’s assets other than its intellectual property. Each term loan under the credit facility bears interest at an annual rate equal to the greater of (i) 7.95% or (ii) the sum of (a) the three-month U.S. LIBOR rate reported in the Wall Street Journal three business days prior to the funding date of the applicable term loan, plus (b) 7.71%. The Company is required to make interest-only payments on the first term loan through February 1, 2016 if the funding date of the second term loan occurs before June 30, 2015, or through August 1, 2015 otherwise. If executed, interest-only payments are required to be made on the second term loan through February 1, 2016 if the funding date of the second term loan occurs before June 30, 2015, or through the seventh month following the funding date of the second term loan otherwise. The first term loan under the credit facility matures on July 1, 2018, and the second term loan matures on the first day of the 29th month following the end of the applicable interest-only period. Upon repayment of each term loan, the Company is also required to make a final payment equal to 5.50% of the original principal amount(s) funded. At the Company’s option, the outstanding principal balance of the term loans may be repaid in whole but not in part, subject to a prepayment fee of 3% of any amount prepaid if the prepayment occurs on or prior to April 30, 2015, 2% of the amount prepaid if the prepayment occurs after April 30, 2015 but on or prior to April 30, 2016, and 1% of any amount prepaid after April 30, 2016. Additionally, a warrant to purchase up to 52,966 shares of the Company’s common stock at an exercise price of $4.72 per share with a term of 10 years was issued to Oxford on April 30, 2014 (see Note 4). Additional warrants for shares of the Company’s common stock will be issued upon execution of the second term loan under the Credit Facility in an amount equal to 5.0% of the funded amount divided by the exercise price, which will be equal to the lower of (i) the closing price per share of the Company’s common stock on the NASDAQ on the date prior to the funding date of the second term loan or (ii) the ten-day average closing price per share prior to the funding date of the second term loan.

Issuance costs of $73,104 associated with the first term loan under the Credit Facility were deducted from the gross proceeds by the lender and were recorded as a discount to outstanding debt as of the closing date, resulting in net proceeds of $4,926,896. Other issuance costs of $28,932 directly related to the Credit Facility but not associated with the lender were recorded as a component of other non-current assets in the unaudited condensed balance sheet. The estimated fair value of the warrant issued of $233,107 was recorded as a discount to outstanding debt as of the closing date. The discounts and other issuance costs are amortized to interest expense utilizing the effective interest method over the underlying term of the loan. The total amount of interest expense recorded during the three and nine months ended September 30, 2014 related to the Credit Facility was $144,717 and $240,850, respectively. The Credit Facility bears an effective annual interest rate of 10.81% at both April 30, 2014 and September 30, 2014.

Notes Payable [Member]
Debt

6. Notes Payable

The following is a summary of the Company’s short-term and long-term debt obligations:

	December 31,
	2012	2013
Note payable to shareholder; principal and interest payable in quarterly installments until maturity on April 2015, bearing interest at a per annum fixed rate of 3.25%. As of June 28, 2013, the note payable was converted into preferred shares. (“Goodman Note”) (See Note 7)	$1,935,000	$—
Secured convertible note to a major shareholder. (“2008 Convertible Note”) (See Note 7)	1,400,000	1,400,000
Secured convertible notes. Total includes convertible notes due to a major shareholder of $11,250,000 at December 31, 2012. As of June 28, 2013, the notes payable were converted into preferred shares. (“2011 Convertible Bridge Notes”) (See Note 7)	12,336,427	—
Notes payable to shareholders issued in 2012. Includes notes of $5,810,000 to a major shareholder at December 31, 2012. As of June 28, 2013, the notes payable were converted into preferred shares. (“2012 Revolver Notes”) (See Note 7)	5,960,000	—
Unsecured convertible notes, issued under a note and warrant purchase agreement dated as of June 28, 2013, net of discounts related to warrants aggregating $0 and $874,158 at December 31, 2012 and 2013, respectively. Includes notes of $720,000 and $2,505,000 to a major shareholder at December 31, 2012 and 2013, respectively. (“2013 Convertible Bridge Notes”) (See Note 7)	745,000	4,115,842
Other debt discount (See Notes 5 and 7)	—	(315,243)

Total notes payable	22,376,427	5,200,599
Less current portion	21,631,427	5,200,599

Long-term portion	$745,000	$—

Except for the non-current balance of the 2013 Convertible Bridge Notes, all outstanding notes payable and convertible notes payable were classified as current as of December 31, 2012, as the Company was unable to make principal and interest payments on these notes during the year ended December 31, 2012, or prior to the conversion of certain of the notes as of June 28, 2013. None of the lenders had sought any remedy for this default as of December 31, 2012 or prior to the conversion of the notes as of June 28, 2013.

On June 28, 2013, approximately $20,231,000 of outstanding notes payable and $2,581,000 of accrued interest were converted into 42,245,834 preferred shares, in accordance with the provisions of the debt conversion agreements of that date. As of December 31, 2013, all remaining principal payments for outstanding notes payable and convertible notes are due within one year.

Total interest expense incurred for all notes, convertible notes, and the line of credit, including amortization of debt discounts, for the years ended December 31, 2012 and 2013 was approximately $2,125,000 and $1,964,000, respectively, of which approximately $1,957,000 and $516,000 was recorded as accrued interest as of December 31, 2012 and 2013, respectively.